Exhibit 10.1

                                              Mark Quinton Jordan
                                              Financial Advisor

                                              Global Private Client

                                              100 East Pratt Street, 22nd Floor
                                              Baltimore, Maryland 21202
Merrill Lynch                                 410 547 5225 Office
                                              800 937 0214 Toll Free
                                              FAX 410 547 5151
                                              mark_jordan@ml.com


                                              June 14, 2007


Mr. Darron C. Purifoy
Vice President
E Prime Aerospace Corporation
9137 River Bluff
Millington TN,
38053


Darron,

I would like to thank you for selecting the Merrill Lynch Team as the Financial Advisor and Cash Flow manager for E Prime Aerospace Corporation. As our valued client, we stand ready to serve as your financial center of influence and provide an exceptional array of investment services, products and platforms. Our mission is to become the "essential partner" to E Prime Aerospace consistent with our "Total Merrill" approach to serving our clients. I look forward to working with E Prime and I am at your disposal when needed.

Thank you for your trust.


Respectfully,

/s/ Mark Quinton Jordan
----------------------------
Mark Quinton Jordan